STOCK REDEMPTION AGREEMENT


     THE STOCK REDEMPTION AGREEMENT ("Agreement") is made and entered into in duplicate this 28th day of June 2002, by and between Thinka Weight Loss
                 ----               ----                    --------------------
Corporation,   a  Nevada   corporation   ("Corporation"),   and  Six  Forty-Nine
-----------                                                      ---------------
Incorporated ("Shareholder").
------------

                                    RECITALS

     A.   The  Shareholder is the owner of Eleven  Million,  Two Hundred & Fifty
                                           -------------------------------------
Thousand  (11,250,000)  shares of the $.01 par value  common stock issued by the
--------
Corporation represented and evidenced by and is contained within share certificate number 1099 ("Subject Shares").

     B. The Corporation desires to redeem the Subject Shares from the Shareholder, on the terms and subject to the conditions specified in this Agreement.

     C. The Shareholder desires to, assign, transfer, convey, surrender, deliver and set over the Subject Shares to the Corporation, on terms and subject to the conditions specified in this Agreement.

(begin boldface)
NOW, THEREFORE, IN CONSIDERATION OF THE RECITALS SPECIFIED ABOVE THAT SHALL BE DEEMED TO BE A SUBSTANTIVE PART OF THIS AGREEMENT, AND THE MUTUAL COVENANTS, PROMISES, UNDERTAKINGS, AGREEMENTS, REPRESENTATIONS AND WARRANTIES SPECIFIED IN THIS AGREEMENT AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, WITH THE INTENT TO BE OBLIGATED LEGALLY AND EQUITABLY, THE PARTIES DO HEREBY COVENANT, PROMISE, AGREE, REPRESENT AND WARRANT AS FOLLOWS:
(end boldface)

     1.   Incorporation  of  the  Recitals.  The  Recitals  of  this  Agreement,
     --------------------------------------
specified above, by this reference, are made a part of this Agreement as though specified completely and specifically at length in this Agreement.

     2.   Redemption of Subject  Shares.  On the terms and subject to all of the
     -----------------------------------
conditions specified by the provisions of this Agreement, the Shareholder hereby forever and irrevocably assigns, transfers, surrenders, conveys, delivers and



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




sets over to the Corporation, and Corporation hereby redeems from the Shareholder, the Subject Shares, by the Shareholder surrendering and delivering to the Corporation the certificate or certificates representing and evidencing the Subject Shares, duly endorsed for transfer or accompanied by stock powers duly executed by the Shareholder.

     3.   Consideration.  As the consideration for the Shareholder's  surrender,
     -------------------
and the Corporation's redemption, of the Subject Shares, the Corporation shall deliver to Shareholder, on the date of the execution of this Agreement, the Mediterranean Weight Loss Program as per the attached Schedule "B".

     4.   Shareholder's   Representations,   Warranties   and   Covenants.   The
     ---------------------------------------------------------------------
Shareholder represents and warrants to the Corporation and covenants with the Corporation the following, the truth and accuracy of each of which shall constitute a condition precedent to the obligations of the Corporation pursuant hereto:

          3.1  Validity of Agreement.  This Agreement is valid and obligates the
          ---------------------------
          Shareholder.

          3.2  Share Ownership.  The Shareholder is the owner, free and clear of
          ---------------------
          any encumbrances, of the Subject Shares. The Shareholder has full and complete right and authority to transfer, sell, surrender, assign and convey the Subject Shares to the Corporation.

          3.3  Brokerage and Finder's Fees. The Shareholder has not incurred any
          ---------------------------------
          liability to any broker, finder or agent for any brokerage fees, finder's fees or commissions with respect to the transaction contemplated by the provisions of this Agreement.

          3.4  Voluntary  Nature of  Transaction.  The surrender and sale by the
          ---------------------------------------
          Shareholder to the Corporation of the Subject Shares is made freely and voluntarily by the Shareholder. The Shareholder, in surrendering the Subject Shares to the Corporation, is not acting under fraud, duress, menace or undue influence.

     5.   Corporation's   Representations   and   Warranties.   The  Corporation
     --------------------------------------------------------
represents and warrants to the Shareholder and covenants with the Shareholder the following, the truth and accuracy of each of which shall constitute a condition precedent to the obligations of the Shareholder pursuant hereto:



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




          4.1  Validity of Agreement.  This Agreement is valid and obligates the
          ---------------------------
          Corporation. The Corporation has full and complete power and authority to redeem the Subject Shares, as contemplated by the provisions of this Agreement.

          4.2  Brokerage and Finder's Fees. The Corporation has not incurred any
          ---------------------------------
          liability to any broker, finder or agent for any brokerage fees, finder's fees or commissions with respect to the transactions contemplated by the provisions of this Agreement.

          4.3  Voluntary Nature of Transaction.  The Corporation's  agreement to
          -------------------------------------
          enter into the transaction contemplated by the provisions of this Agreement is made freely and voluntarily by the Corporation. The Corporation in redeeming the Subject Shares is not acting under fraud, duress, menace or undue influence.

     6.   Recovery of Litigation  Costs. If any legal or equitable action or any
     -----------------------------------
arbitration or other proceeding is brought for the enforcement or interpretation of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in such action or proceeding, in addition to any other relief to which it may be entitled.

     7.   Governmental  Rules and Regulations.  The provisions of this Agreement
     -----------------------------------------
and the Transaction are subject to any and all present and future orders, rules and regulations of any duly constituted authority having jurisdiction of the transaction contemplated by the provisions of this Agreement.

     8.   Notices.   All   notices,   requests,   claims,   demands   and  other
     -------------
communications to be given pursuant to the provisions hereof by any party to this Agreement to any other party to this Agreement may be effected by personal delivery in writing or by registered or certified mail, postage prepaid, return receipt requested, and shall be deemed communicated as of one business day for mailing. Mailed notices shall be addressed as set forth below; provided, however, each party to this Agreement may change its address by written notice in accordance with the provisions of this paragraph:




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





     If to the Shareholder: 151-10090-152nd Street, #401, Surrey, B.C. V3R 8X8

     If to the Corporation: 3675 Pecos-McLeod, #1400, Las Vegas NV. 89121

     9.   Entire  Agreement.   This  Agreement  supersedes  any  and  all  other
     -----------------------
agreements, either oral or in writing, between the parties to this Agreement with respect to the subject matter of this Agreement and specifies all the covenants and agreements between those parties with respect thereto, and each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party which are not embodied herein, and that any other agreement, statement, or promise concerning the subject matter of this Agreement shall be of no force or effect except in a subsequent modification in writing signed by the party to be charged.

     10.  Severability. In the event any part of this Agreement, for any reason,
     ------------------
is declared to be invalid, such decision shall not affect the validity of any remaining portion of this Agreement, which remaining portion shall remain in full force and effect as if this Agreement had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties to this Agreement that those parties would have executed the remaining portion of this Agreement without including any such part, parts, or portion which, for any reason, may be hereafter declared invalid.

     11.  Captions  and  Interpretations.  Captions  of the  paragraphs  of this
     ------------------------------------
Agreement are for convenience and reference only, and the words contained in those captions shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the terms, conditions and provisions of this Agreement. The language and all parts to this Agreement, in all cases, shall be construed in accordance with the fair meaning of that language and those parts and as if that language and those parts were prepared by all parties and not strictly for or against any party. Each party and counsel for such party have reviewed this Agreement and participated in the negotiation and drafting of this Agreement. The rule of construction, which requires a court to resolve any ambiguities against the drafting party, shall not apply in interpreting the provisions of this Agreement.

     12.  Further Assurance.  Each party to this Agreement hereby agrees to take
     -----------------------
any and all action necessary or appropriate to execute and discharge its responsibilities and obligations created pursuant to the provisions of this Agreement and to further effectuate and carry out the intents and purposes of this Agreement and the transactions contemplated hereby.


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




     13.  Number  and  Gender.  Whenever  the  singular  number  is used in this
     -------------------------
Agreement, and when required by the context, the same shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders, and vice versa; and the word "person" shall include individual, company, sole proprietorship, corporation, joint venture, association, joint stock company, fraternal order, cooperative, league, club, society, organization, trust, estate, governmental agency, political subdivision or authority, firm, municipality, congregation, partnership, or other form of entity.

     14.  Execution in  Counterparts.  This Agreement may be executed in several
     --------------------------------
counterparts and, when so executed, those counterparts shall constitute one agreement which shall obligate all parties to this Agreement, notwithstanding that all parties to this Agreement are not signatory to the original and same counterpart.

     15.  Successors  and Assigns.  This  Agreement  and each of its  provisions
     -----------------------------
shall obligate the heirs, executors, administrators, successors, and assigns of each of the parties hereto. No provisions of this paragraph, however, shall be a consent to the assignment or delegation by any party to this Agreement of its respective rights and obligations created pursuant to the provisions of this agreement.


     IN WITNESS WHEREOF, the parties to this Stock Redemption Agreement have executed in duplicate this Agreement of the date first above written.


                                                Thinka Weight Loss Corporation

                                                By:
                                                    ---------------------------
                                                Its: President


                                                By:
                                                    ---------------------------
                                                Its: Secretary


Six Forty-Nine Incorporated


By:
   ---------------------------
Its:     President



By:
   ---------------------------
Its:     Secretary



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


               Attached Schedule "B" to Stock Redemption Agreement
               ---------------------------------------------------
        between Thinka Weight Loss Corp. and Six Forty-Nine Incorporated
        ----------------------------------------------------------------


     The Mediterranean Weight Loss Program

The Invention:
--------------

A scientific weight loss program to be used for 5-30 lbs. weight loss.

Components:
-----------

A reducing 1200 calories, daily consisting of the following structured program:

     1. A specifically formulated liquid product, in a can or bottle, for breakfast and an identical formulation for lunch.

     2. Plus an evening meal consisting of the remaining calories to total 1200 a day.

The composition of the product is the following:

     1.   A  high-level   monounsaturated  fat  ("safe  fat")  corresponding  to
          scientific nutrition information.

     2. A specific content of carbohydrates to facilitate weight loss and a specified amount of protein.

Dinner menu:

The dinner menu will consist of the following:

     1. A recipe consistent with the product composition and caloric daily requirement.

     2. Thirty Mediterranean region recipes will be included, mainly from France, Italy, and Greece.

The formula has been submitted to the Garden State Nutritionals.








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